UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

FIBROCELL SCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31564	87-0458888
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of Principal Executive Office) (Zip Code)

(484) 713-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Fibrocell Science, Inc. (the “Company”) is using the presentation attached as Exhibit 99.1 to this Current Report on Form 8-K in conjunction with its hosting of an R&D Day held on September 24, 2014 in New York, New York.  Such presentation has also been made available on the Company’s web site at www.fibrocellscience.com.

Item 8.01 Other Events.

On September 24, 2014, the Company issued a press release announcing that it plans to file an investigational new drug application with the U.S. Food and Drug Administration in the first half of fiscal year 2015 for its drug candidate, GM-HDF-COL7 (genetically-modified human dermal fibroblast, collagen VII).

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	“R&D Day” Presentation dated September 24, 2014
99.2	Press release dated September 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIBROCELL SCIENCE, INC.

By:	/s/ Gregory Weaver
Gregory Weaver
Chief Financial Officer

Date: September 24, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	“R&D Day” Presentation dated September 24, 2014
99.2	Press release dated September 24, 2014